UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 8, 2013

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On May 8, 2013, Six Flags Entertainment Corporation (the “Company”) announced that its Board of Directors approved a two-for-one stock split of the Company’s common stock in the form of a stock dividend.  On June 26, 2013, each shareholder of record at the close of business on June 12, 2013 will receive one share of stock for each share outstanding.

Also on May 8, 2013, the Company announced that its Board of Directors declared a quarterly cash dividend of ninety cents per share of common stock payable to shareholders of record as of May 30, 2013.  The dividend will be payable June 10, 2013.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)             Exhibits

99.1                        Press Release of Six Flags Entertainment Corporation, dated May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Lance C. Balk
	Name:	Lance C. Balk
	Title:	Executive Vice President and General Counsel

Date:  May 8, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Six Flags Entertainment Corporation, dated May 8, 2013